UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):

February 15, 2006

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1768 Automation Parkway

San Jose, California 95131

(Address of Principal Executive Offices, Including Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by JDS Uniphase Corporation (the “Company”) on December 21, 2005 to update the disclosure reported therein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 15, 2005 the board of directors of the Company appointed Kevin A. DeNuccio as a director of the Company. His membership on any committee of the Company’s board of directors was not determined as of December 15, 2005, although the board of directors expected he would serve on a committee. On February 15, 2006, Mr. DeNuccio was appointed to the Compensation Committee of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By:	/s/ Christopher S. Dewees
Christopher S. Dewees Senior Vice President and General Counsel

February 21, 2006